UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 28, 2008

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6409 Guadalupe Mines Road, San Jose, CA 95120

(Address of principal executive offices) (Zip Code)

(408) 826-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2008, Monolithic Power Systems, Inc. (“MPS”), a Delaware corporation, issued a press release and held a conference call regarding certain financial results for the quarter ended March 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

The information under this Item 2.02 of this Current Report on Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the 1934 Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 28, 2008, the Audit Committee of the Board of Directors of MPS determined that the previously issued financial statements of MPS for the years ended December 31, 2006 and 2007 along with the related audit report from its Independent Registered Public Accounting Firm should no longer be relied upon. MPS has determined that its accounting for the tax effect of stock-based compensation related to MPS’s cost-share agreement with a foreign subsidiary was not recorded correctly. The Company will be restating its tax provision for the years ended December 31, 2006 and 2007 by filing an amendment to its Form 10-K filed on March 11, 2008 as soon as practicable.

MPS is currently assessing the impact of the errors on its evaluation of its Internal Control over Financial Reporting.

MPS’s management and the Audit Committee have discussed these matters with Deloitte & Touche LLP, MPS’s independent registered public accounting firm.

MPS issued a press release related to these restatements on April 29, 2008, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release issued on April 29, 2008, announcing certain financial results for the quarter ended March 31, 2008 and that previously issued financial statements should not be relied upon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 29, 2008	By:	/s/ C. Richard Neely, Jr.
C. Richard Neely, Jr. Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

Index to Exhibits

Exhibit	Description

99.1	Press Release issued on April 29, 2008, announcing certain financial results for the quarter ended March 31, 2008 and that previously issued financial statements should not be relied upon